EXCEPTIONAL ITEMS (Tables)	12 Months Ended
Dec. 31, 2025
Exceptional Items
Schedule of exceptional items

	2025	2024	2023
Restructuring (i)	(215.0)	(99.3)	(109.4)
Legal fees (ii)	-	-	(94.7)
Result on sale of subsidiary (iii)	862.0	-	-
Effects of the application of IAS 29 (hyperinflation)	(3.7)	(1.5)	(2.3)
Total	643.3	(100.8)	(206.4)

(i)	The restructuring expenses primarily relate to organizational realignments resulting from the Group’s operational improvements, resizing initiatives and digitalization efforts.

(ii)	In 2003 some holders of warrants issued by Cervejaria Brahma filed lawsuits in order to discuss the criteria used in calculating the exercise price of such warrants. In 2023, the Company obtained some final favorable decisions on the matter, which was already classified as a remote loss. The amount recorded in this line refers to the provision for legal fees related to this matter.

(iii)	As disclosed in note 1 - Corporate Information, item 1.3.3 – Sale of subsidiary.